IDS LIFE

                                SYMPHONY ANNUITY

ISSUED BY:
IDS LIFE INSURANCE COMPANY



                              ANNUAL REPORT-- 2000

IDS LIFE ACCOUNT SBS
--------------------------------------------------------------------------------

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Account SBS (comprised of subaccounts ASI, ACR, AMG, AAP, ADS, AEG, AEM, AEX, AGI, AIH, AIE, AMO and ATR) as of December 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life Account SBS (as described above) at December 31, 2000 and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP

Minneapolis, Minnesota

March 23, 2001

IDS LIFE ACCOUNT SBS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                        --------------------------------------------------------------------------------
DECEMBER 31, 2000                         ASI       ACR       AMG        AAP          ADS           AEG          AEM
ASSETS

Investments in shares of mutual
   funds and portfolios:
   at cost                              $721,875  $578,680  $627,758  $22,014,405  $16,493,117  $13,092,803  $14,585,428
                                        --------------------------------------------------------------------------------
   at market value                      $671,231  $500,618  $621,704  $38,350,251  $15,939,737  $17,264,392  $13,960,464
Dividends receivable                       3,940        --        --           --           --           --           --
Accounts receivable from IDS Life
   for contract purchase payments             --        --        --           --           --      437,521           --
Receivable from mutual funds and
   portfolios for share redemptions           --        --        --       78,140       19,694       21,976       16,987
------------------------------------------------------------------------------------------------------------------------
Total assets                             675,171   500,618   621,704   38,428,391   15,959,431   17,723,889   13,977,451
========================================================================================================================

LIABILITIES

Payable to IDS Life for:
   Mortality and expense risk fee            684       496       673       38,912       16,411       18,293       14,156
   Administrative charge                     137        99       134        7,782        3,282        3,659        2,831
   Contract terminations                      --        --        --       32,036          141          102          212
Payable to mutual funds and portfolios
   for investments purchased                  --        --        --           --           --        6,515           --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                            821       595       807       78,730       19,834       28,569       17,199
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts
   in accumulation period               $674,350  $500,023  $620,897  $38,349,661  $15,939,597  $17,695,320  $13,960,252
========================================================================================================================
Accumulation units outstanding           478,771   254,426   310,231   14,255,988   10,463,474    2,619,470    6,159,443
========================================================================================================================
Net asset value per
   accumulation unit                    $   1.41  $   1.97  $   2.00  $      2.69  $      1.52  $      6.51  $      2.27
========================================================================================================================

                                                                SEGREGATED ASSET SUBACCOUNTS
                                        ---------------------------------------------------------------------------    COMBINED
DECEMBER 31, 2000                           AEX           AGI         AIH          AIE        AMO           ATR    VARIABLE ACCOUNT
ASSETS

Investments in shares of mutual
   funds and portfolios:
   at cost                               $ 5,256,959  $19,384,465  $5,586,994  $ 9,912,974  $2,321,655  $ 9,720,006  $ 120,297,119
                                        ------------------------------------------------------------------------------------------
   at market value                       $10,437,084  $14,964,961  $5,312,152  $10,441,000  $2,321,655  $16,144,795  $ 146,930,044
Dividends receivable                              --           --          --           --       7,677           --         11,617
Accounts receivable from IDS Life
   for contract purchase payments                 --           --          --          119          --           --        437,640
Receivable from mutual funds and
   portfolios for share redemptions           12,527       17,881       6,385       13,283       2,766       19,521        209,160
----------------------------------------------------------------------------------------------------------------------------------
Total assets                              10,449,611   14,982,842   5,318,537   10,454,402   2,332,098   16,164,316    147,588,461
==================================================================================================================================

LIABILITIES

Payable to IDS Life for:
   Mortality and expense risk fee             10,439       14,901       5,322       11,069       2,305       16,268        149,929
   Administrative charge                       2,088        2,980       1,064        2,214         461        3,253         29,984
   Contract terminations                          26          167          81          154          62          501         33,482
Payable to mutual funds and portfolios
   for investments purchased                      --           --          --          119       7,677           --         14,311
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                             12,553       18,048       6,467       13,556      10,505       20,022        227,706
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts
   in accumulation period                $10,437,058  $14,964,794  $5,312,070  $10,440,846  $2,321,593  $16,144,294  $ 147,360,755
==================================================================================================================================
Accumulation units outstanding             3,144,328    5,942,902   3,674,087    6,022,320   1,843,666    5,643,169
===================================================================================================================
Net asset value per
   accumulation unit                     $      3.32  $      2.52  $     1.45  $      1.71  $     1.26  $      2.81
===================================================================================================================

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
2  IDS LIFE SYMPHONY ANNUITY

IDS LIFE ACCOUNT SBS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                SEGREGATED ASSET SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000            ASI        ACR        AMG         AAP          ADS           AEG          AEM
INVESTMENT INCOME

Dividend income from mutual funds
  and portfolios                     $ 41,097   $ 56,620   $ 67,037   $ 1,017,483   $ 1,930,425   $ 9,642,894   $3,829,201
--------------------------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fee       7,418      7,762     10,691       616,703       260,412       295,212      209,414
   Administrative charge                1,476      1,544      2,138       123,341        52,082        59,042       41,883
--------------------------------------------------------------------------------------------------------------------------
Total expenses                          8,894      9,306     12,829       740,044       312,494       354,254      251,297
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net         32,203     47,314     54,208       277,439     1,617,931     9,288,640    3,577,904
==========================================================================================================================

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of
investments in mutual funds
and portfolios:
   Proceeds from sales                 86,561    212,041    432,343    23,239,688    12,399,198    15,257,432    9,185,936
   Cost of investments sold            95,209    190,577    392,928    13,107,191    12,330,323     8,971,179    9,531,428
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
   on investments                      (8,648)    21,464     39,415    10,132,497        68,875     6,286,253     (345,492)
Net change in unrealized
   appreciation or depreciation
   of investments                         687   (188,632)  (118,141)  (11,515,028)   (1,470,631)   (9,703,901)    (698,076)
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments         (7,961)  (167,168)   (78,726)   (1,382,531)   (1,401,756)   (3,417,648)  (1,043,568)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations  $ 24,242   $(119,854) $(24,518)  $(1,105,092)  $   216,175   $ 5,870,992   $2,534,336
==========================================================================================================================

                                                              SEGREGATED ASSET SUBACCOUNTS
                                     -----------------------------------------------------------------------------     COMBINED
YEAR ENDED DECEMBER 31, 2000             AEX         AGI           AIH          AIE          AMO          ATR      VARIABLE ACCOUNT
INVESTMENT INCOME

Dividend income from mutual funds
  and portfolios                     $   79,722   $9,543,589   $  481,638   $ 4,479,206   $  158,066   $ 1,352,568   $  32,679,546
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fee       166,981      225,711       73,269       204,135       38,744       242,541       2,358,993
   Administrative charge                 33,396       45,142       14,654        40,827        7,749        48,508         471,782
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                          200,377      270,853       87,923       244,962       46,493       291,049       2,830,775
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net         (120,655)   9,272,736      393,715     4,234,244      111,573     1,061,519      29,848,771
==================================================================================================================================

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of
investments in mutual funds
and portfolios:
   Proceeds from sales                5,559,113    8,307,556    2,474,505    10,067,872    6,250,978    11,505,977     104,979,200
   Cost of investments sold           2,531,275    8,819,171    2,668,671     7,284,692    6,250,977     7,202,497      79,376,118
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
   on investments                     3,027,838     (511,615)    (194,166)    2,783,180            1     4,303,480      25,603,082
Net change in unrealized
   appreciation or depreciation
   of investments                    (4,242,961)  (8,377,164)     227,672   (10,587,747)          (1)   (2,116,008)    (48,789,931)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments       (1,215,123)  (8,888,779)      33,506    (7,804,567)          --     2,187,472     (23,186,849)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations  $(1,335,778) $  383,957   $  427,221   $(3,570,323)  $  111,573   $ 3,248,991   $   6,661,922
==================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000  3

IDS LIFE ACCOUNT SBS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         SEGREGATED ASSET SUBACCOUNTS
                                     ---------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000               ASI             ACR             AMG             AAP             ADS             AEG
OPERATIONS

Investment income (loss)-- net       $      32,203   $      47,314   $      54,208   $     277,439   $   1,617,931   $   9,288,640
Net realized gain (loss) on
   investments                              (8,648)         21,464          39,415      10,132,497          68,875       6,286,253
Net change in unrealized
   appreciation or depreciation
   of investments                              687        (188,632)       (118,141)    (11,515,028)     (1,470,631)     (9,703,901)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations         24,242        (119,854)        (24,518)     (1,105,092)        216,175       5,870,992
==================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                      --              --              --          37,251          18,291          29,065
Net transfers(1)                           117,030         159,196           3,000      (1,072,678)       (374,908)        645,949
Contract terminations:                          --
   Surrender benefits and
    contract charges                       (67,421)       (192,162)       (202,989)    (20,342,248)    (10,759,831)    (13,210,160)
   Death benefits                               --              --              --        (666,137)       (533,627)       (580,062)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
   contract transactions                    49,609         (32,966)       (199,989)    (22,043,812)    (11,650,075)    (13,115,208)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            600,499         652,843         845,404      61,498,565      27,373,497      24,939,536
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year            $     674,350   $     500,023   $     620,897   $  38,349,661   $  15,939,597   $  17,695,320
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at
   beginning of year                       442,742         270,103         406,554      22,409,456      18,200,829       4,794,272
Contract purchase payments                      --              --              --          13,935          12,100           4,589
Net transfers(1)                            85,372          69,044           2,718        (399,585)       (252,491)          5,478
Contract terminations:
   Surrender benefits and
   contract charges                        (49,343)        (84,721)        (99,041)     (7,524,206)     (7,144,085)     (2,094,002)
   Death benefits                               --              --              --        (243,612)       (352,879)        (90,867)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year           478,771         254,426         310,231      14,255,988      10,463,474       2,619,470
==================================================================================================================================

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                     ---------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                AEM             AEX             AGI            AIH              AIE             AMO
OPERATIONS

Investment income (loss)-- net       $   3,577,904   $    (120,655)  $   9,272,736   $     393,715   $   4,234,244   $     111,573
Net realized gain (loss) on
   investments                            (345,492)      3,027,838        (511,615)       (194,166)      2,783,180               1
Net change in unrealized
   appreciation or depreciation
   of investments                         (698,076)     (4,242,961)     (8,377,164)        227,672     (10,587,747)             (1)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations      2,534,336      (1,335,778)        383,957         427,221      (3,570,323)        111,573
==================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                  10,795           2,352           2,666              --          23,044           4,617
Net transfers(1)                          (495,481)       (479,439)       (364,938)       (305,280)       (188,365)      3,387,331
Contract terminations:
   Surrender benefits and
    contract charges                    (7,676,671)     (4,449,183)     (7,145,552)     (1,928,330)     (8,559,102)     (5,413,105)
   Death benefits                         (478,531)       (149,272)       (374,336)        (68,468)       (284,116)         (4,692)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
   contract transactions                (8,639,888)     (5,075,542)     (7,882,160)     (2,302,078)     (9,008,539)     (2,025,849)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year         20,065,804      16,848,378      22,462,997       7,186,927      23,019,708       4,235,869
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year            $  13,960,252   $  10,437,058   $  14,964,794   $   5,312,070   $  10,440,846   $   2,321,593
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at
   beginning of year                    10,392,848       4,544,771       9,185,596       5,379,642      10,630,809       3,489,868
Contract purchase payments                   5,315             652           1,101              --          11,229           3,736
Net transfers(1)                          (292,476)       (141,605)       (150,695)       (228,451)        (65,066)      2,761,220
Contract terminations:
   Surrender benefits and
   contract charges                     (3,720,287)     (1,218,515)     (2,939,602)     (1,426,142)     (4,407,901)     (4,407,339)
   Death benefits                         (225,957)        (40,975)       (153,498)        (50,962)       (146,751)         (3,819)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year         6,159,443       3,144,328       5,942,902       3,674,087       6,022,320       1,843,666
==================================================================================================================================


                                     -------------      COMBINED
YEAR ENDED DECEMBER 31, 2000             ATR       VARIABLE ACCOUNT
OPERATIONS

Investment income (loss)-- net       $   1,061,519   $  29,848,771
Net realized gain (loss) on
   investments                           4,303,480      25,603,082
Net change in unrealized
   appreciation or depreciation
   of investments                       (2,116,008)    (48,789,931)
-------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations      3,248,991       6,661,922
===================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                  14,822         142,903
Net transfers(1)                          (151,302)        880,115
Contract terminations:
   Surrender benefits and
    contract charges                    (9,364,220)    (89,310,974)
   Death benefits                         (968,135)     (4,107,376)
-------------------------------------------------------------------
Increase (decrease) from
   contract transactions               (10,468,835)    (92,395,332)
-------------------------------------------------------------------
Net assets at beginning of year         23,364,138     233,094,165
-------------------------------------------------------------------
Net assets at end of year            $  16,144,294   $ 147,360,755
===================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at
   beginning of year                     9,765,712
Contract purchase payments                   5,779
Net transfers(1)                           (79,325)
Contract terminations:
   Surrender benefits and
   contract charges                     (3,681,918)
   Death benefits                         (367,079)
---------------------------------------------------
Units outstanding at end of year         5,643,169
===================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
4  IDS LIFE SYMPHONY ANNUITY

IDS LIFE ACCOUNT SBS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                     ---------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999              ASI            ACR            AMG            AAP            ADS            AEG
OPERATIONS

Investment income (loss)-- net       $     37,478   $     50,931   $     44,078   $    626,881   $  1,607,959   $  3,143,515

Net realized gain (loss) on
   investments                            (15,394)        93,435         60,370     14,897,364        897,086      4,201,451

Net change in unrealized
   appreciation or depreciation
   of investments                         (21,767)       (20,533)        10,305     (7,495,135)    (2,444,805)     7,296,725
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations           317        123,833        114,753      8,029,110         60,240     14,641,691
============================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                     --             --             --        107,258         10,170         23,599

Net transfers(1)                         (123,574)        46,305         64,890        355,934       (648,820)      (945,418)

Contract terminations:
   Surrender benefits and
    contract charges                     (128,116)      (247,078)      (421,463)   (31,268,157)   (14,474,879)    (8,595,023)

   Death benefits                              --             --       (105,631)    (1,149,149)    (1,176,358)       (93,209)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
   contract transactions                 (251,690)      (200,773)      (462,204)   (31,954,114)   (16,289,887)    (9,610,051)
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year           851,872        729,783      1,192,855     85,423,569     43,603,144     19,907,896
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year            $    600,499   $    652,843   $    845,404   $ 61,498,565   $ 27,373,497   $ 24,939,536
============================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at
   beginning of year                      629,408        368,106        648,969     34,729,455     29,052,125      7,864,513

Contract purchase payments                     --             --             --         41,169          6,821          8,015

Net transfers(1)                          (91,043)        21,186         35,622        125,954       (431,298)      (293,225)

Contract terminations:

   Surrender benefits and
   contract charges                       (95,623)      (119,189)      (223,372)   (12,047,343)    (9,644,212)    (2,749,122)

   Death benefits                              --             --        (54,665)      (439,779)      (782,607)       (35,909)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year          442,742        270,103        406,554     22,409,456     18,200,829      4,794,272
============================================================================================================================

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                     ---------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999              AEM            AEX            AGI            AIH            AIE            AMO
Investment income (loss)-- net       $  6,511,005   $   (106,239)  $  5,230,212   $    576,749   $  1,815,422   $     92,807

Net realized gain (loss) on
   investments                          2,276,720      3,885,341      2,900,144        (72,267)     3,250,501              4

Net change in unrealized
   appreciation or depreciation
   of investments                     (10,293,727)      (696,101)    (5,768,949)      (991,652)     5,061,104             (5)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations    (1,506,002)     3,083,001      2,361,407       (487,170)    10,127,027         92,806
============================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                  8,000         55,596         18,228          1,503         10,289         24,513

Net transfers(1)                         (324,135)       584,988       (526,399)       (46,188)    (1,128,724)     4,266,869

Contract terminations:
   Surrender benefits and
    contract charges                  (13,340,477)    (6,528,524)   (11,770,145)    (3,124,326)    (8,123,169)    (4,165,705)

   Death benefits                        (582,694)      (127,683)      (191,921)      (376,201)      (157,624)       (30,891)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
   contract transactions              (14,239,306)    (6,015,623)   (12,470,237)    (3,545,212)    (9,399,228)        94,786
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year        35,811,112     19,781,000     32,571,827     11,219,309     22,291,909      4,048,277
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year            $ 20,065,804   $ 16,848,378   $ 22,462,997   $  7,186,927   $ 23,019,708   $  4,235,869
============================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at
   beginning of year                   17,403,958      6,349,349     14,519,911      7,967,854     16,879,877      3,417,817

Contract purchase payments                  4,187         16,639          7,598          1,073          7,275         20,524

Net transfers(1)                         (162,510)       176,500       (226,779)       (33,658)      (739,671)     3,557,196

Contract terminations:

   Surrender benefits and
   contract charges                    (6,565,589)    (1,959,280)    (5,032,976)    (2,279,457)    (5,406,184)    (3,479,811)

   Death benefits                        (287,198)       (38,437)       (82,158)      (276,170)      (110,488)       (25,858)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year       10,392,848      4,544,771      9,185,596      5,379,642     10,630,809      3,489,868
============================================================================================================================

                                                      COMBINED
YEAR ENDED DECEMBER 31, 1999              ATR     VARIABLE ACCOUNT
Investment income (loss)-- net       $  1,253,612   $ 20,884,410

Net realized gain (loss) on
   investments                          3,687,643     36,062,398

Net change in unrealized
   appreciation or depreciation
   of investments                        (168,276)   (15,532,816)
----------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations     4,772,979     41,413,992
================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                 78,007        337,163

Net transfers(1)                       (1,362,547)       213,181

Contract terminations:
   Surrender benefits and
    contract charges                   (8,623,308)  (110,810,370)

   Death benefits                        (433,974)    (4,425,335)
----------------------------------------------------------------
Increase (decrease) from
   contract transactions              (10,341,822)  (114,685,361)
----------------------------------------------------------------
Net assets at beginning of year        28,932,981    306,365,534
----------------------------------------------------------------
Net assets at end of year            $ 23,364,138   $233,094,165
================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at
   beginning of year                   14,575,392

Contract purchase payments                 34,548

Net transfers(1)                         (641,576)

Contract terminations:

   Surrender benefits and
   contract charges                    (4,002,470)

   Death benefits                        (200,182)
-------------------------------------------------
Units outstanding at end of year        9,765,712
=================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000  5

IDS LIFE ACCOUNT SBS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life Account SBS (the Variable Account) was established on May 9, 1991 as a single unit investment trust of IDS Life Insurance Company (IDS Life) under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Oct. 16, 1991.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

SUBACCOUNT      INVESTS EXCLUSIVELY IN SHARES OF                                              INVESTMENT MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
ASI             AXP-Registered Trademark - Variable Portfolio - Bond Fund                     IDS Life Insurance Company(1)
ACR             AXP-Registered Trademark - Variable Portfolio - Capital Resource Fund         IDS Life Insurance Company(1)
AMG             AXP-Registered Trademark - Variable Portfolio - Managed Fund                  IDS Life Insurance Company(1)
AAP             Appreciation Portfolio                                                        Salomon Smith Barney Inc.(2)
ADS             Diversified Strategic Income Portfolio                                        Salomon Smith Barney Inc.(3)
AEG             Emerging Growth Portfolio                                                     Salomon Smith Barney Inc.(2)
AEM             Equity Income Portfolio                                                       Salomon Smith Barney Inc.(2)
AEX             Equity Index Portfolio                                                        Salomon Smith Barney Inc.(4)
AGI             Growth & Income Portfolio                                                     Salomon Smith Barney Inc.(2)
AIH             Intermediate High Grade Portfolio                                             Salomon Smith Barney Inc.(2)
AIE             International Equity Portfolio                                                Salomon Smith Barney Inc.(2)
AMO             Money Market Portfolio                                                        Salomon Smith Barney Inc.(2)
ATR             Total Return Portfolio                                                        Salomon Smith Barney Inc.(2)
-----------------------------------------------------------------------------------------------------------------------------------

(1) American Express Financial Corporation (AEFC) is the investment adviser.

(2) SSB Citi Fund Management LLC (SSB Citi) is the investment adviser.

(3) SSB Citi is the investment adviser. Smith Barney Global Capital Management, Inc. is the sub-investment adviser.

(4) Travelers Investment Management Company is the investment adviser.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUND

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. MORTALITY AND EXPENSE RISK FEE

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 1.25% of the average daily net assets of the subaccounts.

--------------------------------------------------------------------------------
6  IDS LIFE SYMPHONY ANNUITY

IDS Life Account SBS
--------------------------------------------------------------------------------

4. VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

IDS Life deducts a daily charge equal, on an annual basis, to 0.25% of the daily net asset value of each subaccount. This charge covers certain administrative and operating expenses of the subaccounts incurred by IDS Life such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses.

5. CONTRACT ADMINISTRATIVE CHARGE

IDS Life deducts an administrative charge of $30 per year on each contract anniversary. This charge reimburses IDS Life for expenses incurred in establishing and maintaining the Annuity records. This charge cannot be increased and does not apply after a retirement payment plan begins. IDS Life does not expect to profit from this charge.

6. SURRENDER CHARGE

IDS Life will use a surrender charge to help it recover certain expenses relating to the sale of the Annuity. The surrender charge is deducted for surrenders during the first six payment years following a purchase payment. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $18,285,051 in 2000 and $19,812,217 in 1999. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract surrender benefits paid by IDS Life.

7. INVESTMENT IN SHARES

The subaccounts' investments in shares of the Funds as of Dec. 31, 2000 were as follows:

SUBACCOUNT      INVESTMENT                                                              SHARES       NAV
-------------------------------------------------------------------------------------------------------------
ASI             AXP-Registered Trademark-Variable Portfolio - Bond Fund                  64,746   $   10.37
ACR             AXP-Registered Trademark-Variable Portfolio - Capital Resource Fund      18,840       26.57
AMG             AXP-Registered Trademark-Variable Portfolio - Managed Fund               35,162       17.68
AAP             Appreciation Portfolio                                                1,681,291       22.81
ADS             Diversified Strategic Income Portfolio                                1,643,272        9.70
AEG             Emerging Growth Portfolio                                               675,181       25.57
AEM             Equity Income Portfolio                                               1,280,776       10.90
AEX             Equity Index Portfolio                                                  322,132       32.40
AGI             Growth & Income Portfolio                                             1,889,515        7.92
AIH             Intermediate High Grade Portfolio                                       545,395        9.74
AIE             International Equity Portfolio                                          867,193       12.04
AMO             Money Market Portfolio                                                2,321,655        1.00
ATR             Total Return Portfolio                                                  715,955       22.55
-------------------------------------------------------------------------------------------------------------

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                                                           YEAR ENDED DEC. 31,
SUBACCOUNT     INVESTMENT                                                                2000              1999
-------------------------------------------------------------------------------------------------------------------
ASI            AXP-Registered Trademark-Variable Portfolio - Bond Fund               $   168,176      $    43,695
ACR            AXP-Registered Trademark-Variable Portfolio - Capital Resource Fund       226,161          356,513
AMG            AXP-Registered Trademark-Variable Portfolio - Managed Fund                286,259          148,966
AAP            Appreciation Portfolio                                                  1,473,905        3,059,807
ADS            Diversified Strategic Income Portfolio                                  2,367,024        3,428,182
AEG            Emerging Growth Portfolio                                              10,999,936        5,041,369
AEM            Equity Income Portfolio                                                 4,124,164        7,304,703
AEX            Equity Index Portfolio                                                    362,942        1,250,846
AGI            Growth & Income Portfolio                                               9,698,299        6,212,268
AIH            Intermediate High Grade Portfolio                                         566,224          885,633
AIE            International Equity Portfolio                                          5,293,731        2,870,415
AMO            Money Market Portfolio                                                  4,336,764        5,637,000
ATR            Total Return Portfolio                                                  2,099,162        2,059,483
-------------------------------------------------------------------------------------------------------------------
               Combined Variable Account                                              $42,002,747     $38,298,880
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000  7

IDS LIFE ACCOUNT SBS
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,                                                               2000   1999   1998   1997    1996   1995   1994
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ASI(1) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - BOND FUND)

Accumulation unit value at beginning of period                                    $1.36  $1.35  $1.35  $1.26   $1.20  $0.99  $1.00

Accumulation unit value at end of period                                          $1.41  $1.36  $1.35  $1.35   $1.26  $1.20  $0.99

Number of accumulation units outstanding  at end of period (000 omitted)            479    443    629    869     742    722    351

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%   1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ACR(1) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)

Accumulation unit value at beginning of period                                    $2.42  $1.98  $1.62  $1.33   $1.25  $0.99  $1.00

Accumulation unit value at end of period                                          $1.97  $2.42  $1.98  $1.62   $1.33  $1.25  $0.99

Number of accumulation units outstanding  at end of period (000 omitted)            254    270    368    463     528    519    560

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%   1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT AMG(1) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - MANAGED FUND)

Accumulation unit value at beginning of period                                    $2.08  $1.84  $1.61  $1.37   $1.19  $0.97  $1.00

Accumulation unit value at end of period                                          $2.00  $2.08  $1.84  $1.61   $1.37  $1.19  $0.97

Number of accumulation units outstanding  at end of period (000 omitted)            310    407    649  1,100     785    716    298

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%   1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT AAP(2) (INVESTING IN SHARES OF APPRECIATION PORTFOLIO)

Accumulation unit value at beginning of period                                    $2.74  $2.46  $2.10  $1.68   $1.43  $1.12  $1.15

Accumulation unit value at end of period                                          $2.69  $2.74  $2.46  $2.10   $1.68  $1.43  $1.12

Number of accumulation units outstanding  at end of period (000 omitted)         14,256 22,409 34,729 48,070  53,860 63,015 68,920

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%   1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ADS(2) (INVESTING IN SHARES OF DIVERSIFIED STRATEGIC INCOME PORTFOLIO)

Accumulation unit value at beginning of period                                    $1.50  $1.50  $1.43  $1.34   $1.23  $1.07  $1.12

Accumulation unit value at end of period                                          $1.52  $1.50  $1.50  $1.43   $1.34  $1.23  $1.07

Number of accumulation units outstanding  at end of period (000 omitted)         10,463 18,201 29,052 37,359  41,939 45,720 48,740

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%   1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT AEG(3) (INVESTING IN SHARES OF EMERGING GROWTH PORTFOLIO)

Accumulation unit value at beginning of period                                    $5.10  $2.50  $1.85  $1.56   $1.35  $0.96  $1.04

Accumulation unit value at end of period                                          $6.51  $5.10  $2.50  $1.85   $1.56  $1.35  $0.96

Number of accumulation units outstanding  at end of period (000 omitted)          2,619  4,794  7,865 10,123  11,449 12,247 11,353

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%   1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT AEM(2) (INVESTING IN SHARES OF EQUITY INCOME PORTFOLIO)

Accumulation unit value at beginning of period                                    $1.93  $2.06  $1.79  $1.47   $1.41  $1.08  $1.22

Accumulation unit value at end of period                                          $2.27  $1.93  $2.06  $1.79   $1.47  $1.41  $1.08

Number of accumulation units outstanding  at end of period (000 omitted)          6,159 10,393 17,404 24,835  29,866 35,868 39,594

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%   1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT AEX(2) (INVESTING IN SHARES OF EQUITY INDEX PORTFOLIO - CLASS I)

Accumulation unit value at beginning of period                                    $3.71  $3.12  $2.46  $1.89   $1.58  $1.18  $1.19

Accumulation unit value at end of period                                          $3.32  $3.71  $3.12  $2.46   $1.89  $1.58  $1.18

Number of accumulation units outstanding  at end of period (000 omitted)          3,144  4,545  6,349  8,512   9,114  8,552  7,552

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%   1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                               1993   1992    1991
---------------------------------------------------------------------------------------------------------------
SUBACCOUNT ASI(1) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - BOND FUND)

Accumulation unit value at beginning of period                                       --     --      --

Accumulation unit value at end of period                                             --     --      --

Number of accumulation units outstanding  at end of period (000 omitted)             --     --      --

Ratio of operating expense to average net assets                                     --     --      --
---------------------------------------------------------------------------------------------------------------
SUBACCOUNT ACR(1) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)

Accumulation unit value at beginning of period                                       --     --      --

Accumulation unit value at end of period                                             --     --      --

Number of accumulation units outstanding  at end of period (000 omitted)             --     --      --

Ratio of operating expense to average net assets                                     --     --      --
---------------------------------------------------------------------------------------------------------------
SUBACCOUNT AMG(1) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - MANAGED FUND)

Accumulation unit value at beginning of period                                       --     --      --

Accumulation unit value at end of period                                             --     --      --

Number of accumulation units outstanding  at end of period (000 omitted)             --     --      --

Ratio of operating expense to average net assets                                     --     --      --
---------------------------------------------------------------------------------------------------------------
SUBACCOUNT AAP(2) (INVESTING IN SHARES OF APPRECIATION PORTFOLIO)

Accumulation unit value at beginning of period                                    $1.09  $1.05   $1.00

Accumulation unit value at end of period                                          $1.15  $1.09   $1.05

Number of accumulation units outstanding  at end of period (000 omitted)         65,534 48,842  10,929

Ratio of operating expense to average net assets                                  1.50%  1.50%   1.50%
---------------------------------------------------------------------------------------------------------------
SUBACCOUNT ADS(2) (INVESTING IN SHARES OF DIVERSIFIED STRATEGIC INCOME PORTFOLIO)

Accumulation unit value at beginning of period                                    $1.01  $1.01   $1.00

Accumulation unit value at end of period                                          $1.12  $1.01   $1.01

Number of accumulation units outstanding  at end of period (000 omitted)         36,618 19,768   3,869

Ratio of operating expense to average net assets                                  1.50%  1.50%   1.50%
---------------------------------------------------------------------------------------------------------------
SUBACCOUNT AEG(3) (INVESTING IN SHARES OF EMERGING GROWTH PORTFOLIO)

Accumulation unit value at beginning of period                                    $1.00     --      --

Accumulation unit value at end of period                                          $1.04     --      --

Number of accumulation units outstanding  at end of period (000 omitted)          2,022     --      --

Ratio of operating expense to average net assets                                  1.50%     --      --
---------------------------------------------------------------------------------------------------------------
SUBACCOUNT AEM(2) (INVESTING IN SHARES OF EQUITY INCOME PORTFOLIO)

Accumulation unit value at beginning of period                                    $1.12  $1.02   $1.00

Accumulation unit value at end of period                                          $1.22  $1.12   $1.02

Number of accumulation units outstanding  at end of period (000 omitted)         48,057 23,184   3,835

Ratio of operating expense to average net assets                                  1.50%  1.50%   1.50%
---------------------------------------------------------------------------------------------------------------
SUBACCOUNT AEX(2) (INVESTING IN SHARES OF EQUITY INDEX PORTFOLIO - CLASS I)

Accumulation unit value at beginning of period                                    $1.11  $1.06   $1.00

Accumulation unit value at end of period                                          $1.19  $1.11   $1.06

Number of accumulation units outstanding  at end of period (000 omitted)          6,454  3,748     636

Ratio of operating expense to average net assets                                  1.50%  1.50%   1.50%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8 IDS LIFE SYMPHONY ANNUITY

IDS LIFE ACCOUNT SBS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                                                                2000   1999   1998   1997   1996   1995   1994
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT AGI(2) (INVESTING IN SHARES OF GROWTH & Income Portfolio)

Accumulation unit value at beginning of period                                    $2.45  $2.24  $2.03  $1.68  $1.42  $1.11  $1.16

Accumulation unit value at end of period                                          $2.52  $2.45  $2.24  $2.03  $1.68  $1.42  $1.11

Number of accumulation units outstanding  at end of period (000 omitted)          5,943  9,186 14,520 19,668 21,299 23,037 25,102

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT AIH(2) (INVESTING IN SHARES OF INTERMEDIATE HIGH GRADE PORTFOLIO)

Accumulation unit value at beginning of period                                    $1.34  $1.41  $1.34  $1.25  $1.25  $1.08  $1.13

Accumulation unit value at end of period                                          $1.45  $1.34  $1.41  $1.34  $1.25  $1.25  $1.08

Number of accumulation units outstanding  at end of period (000 omitted)          3,674  5,380  7,968  9,640 10,509 11,659 11,655

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT AIE(3) (INVESTING IN SHARES OF INTERNATIONAL EQUITY PORTFOLIO)

Accumulation unit value at beginning of period                                    $2.15  $1.31  $1.12  $1.17  $0.97  $0.91  $1.04

Accumulation unit value at end of period                                          $1.71  $2.15  $1.31  $1.12  $1.17  $0.97  $0.91

Number of accumulation units outstanding  at end of period (000 omitted)          6,022 10,631 16,880 23,936 27,135 28,243 29,353

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT AMO(2) (INVESTING IN SHARES OF MONEY MARKET PORTFOLIO)

Accumulation unit value at beginning of period                                    $1.21  $1.18  $1.15  $1.12  $1.08  $1.04  $1.02

Accumulation unit value at end of period                                          $1.26  $1.21  $1.18  $1.15  $1.12  $1.08  $1.04

Number of accumulation units outstanding  at end of period (000 omitted)          1,844  3,490  3,418  3,661  4,930  4,822  6,298

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%

Simple yield(4)                                                                   3.81%  2.90%  2.43%  3.05%  2.52%  2.75%  2.14%

Compound yield(4)                                                                 3.89%  2.94%  2.46%  3.09%  2.55%  2.79%  2.16%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ATR(3) (INVESTING IN SHARES OF TOTAL RETURN PORTFOLIO)

Accumulation unit value at beginning of period                                    $2.37  $1.97  $1.91  $1.66  $1.35  $1.09  $1.03

Accumulation unit value at end of period                                          $2.81  $2.37  $1.97  $1.91  $1.66  $1.35  $1.09

Number of accumulation units outstanding  at end of period (000 omitted)          5,643  9,766 14,575 18,783 20,195 20,934 18,918

Ratio of operating expense to average net assets                                  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DEC. 31,                                                               1993   1992    1991
------------------------------------------------------------------------------------------------------
SUBACCOUNT AGI(2) (INVESTING IN SHARES OF GROWTH & Income Portfolio)

Accumulation unit value at beginning of period                                   $1.08  $1.01   $1.00

Accumulation unit value at end of period                                         $1.16  $1.08   $1.01

Number of accumulation units outstanding  at end of period (000 omitted)        20,774 10,136   1,881

Ratio of operating expense to average net assets                                 1.50%  1.50%   1.50%
------------------------------------------------------------------------------------------------------
SUBACCOUNT AIH(2) (INVESTING IN SHARES OF INTERMEDIATE HIGH GRADE PORTFOLIO)

Accumulation unit value at beginning of period                                   $1.06  $1.02   $1.00

Accumulation unit value at end of period                                         $1.13  $1.06   $1.02

Number of accumulation units outstanding  at end of period (000 omitted)         8,070  3,417     682

Ratio of operating expense to average net assets                                 1.50%  1.50%   1.50%
------------------------------------------------------------------------------------------------------
SUBACCOUNT AIE(3) (INVESTING IN SHARES OF INTERNATIONAL EQUITY PORTFOLIO)

Accumulation unit value at beginning of period                                   $1.00     --      --

Accumulation unit value at end of period                                         $1.04     --      --

Number of accumulation units outstanding  at end of period (000 omitted)         5,528     --      --

Ratio of operating expense to average net assets                                 1.50%     --      --
------------------------------------------------------------------------------------------------------
SUBACCOUNT AMO(2) (INVESTING IN SHARES OF MONEY MARKET PORTFOLIO)

Accumulation unit value at beginning of period                                   $1.02  $1.00   $1.00

Accumulation unit value at end of period                                         $1.02  $1.02   $1.00

Number of accumulation units outstanding  at end of period (000 omitted)         3,175  2,061     828

Ratio of operating expense to average net assets                                 1.50%  1.50%   1.50%

Simple yield(4)                                                                  0.72%  0.78%   2.00%

Compound yield(4)                                                                0.72%  0.78%   2.02%
------------------------------------------------------------------------------------------------------
SUBACCOUNT ATR(3) (INVESTING IN SHARES OF TOTAL RETURN PORTFOLIO)

Accumulation unit value at beginning of period                                   $1.00     --      --

Accumulation unit value at end of period                                         $1.03     --      --

Number of accumulation units outstanding  at end of period (000 omitted)         2,486     --      --

Ratio of operating expense to average net assets                                 1.50%     --      --
------------------------------------------------------------------------------------------------------


(1)  Operations commenced on Oct. 3, 1994.

(2)  Operations commenced on Oct. 16, 1991.

(3)  Operations commenced on Dec. 2, 1993.

(4) Net of annual contract administrative charge and mortality and expense risk fee.


--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000  9

IDS Life Insurance Company
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have  audited  the  accompanying  consolidated  balance  sheets  of IDS  Life
Insurance Company (a wholly-owned subsidiary of American Express Financial Corporation) as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.










/s/ Ernst & Young LLP
    Ernst & Young LLP
February 8, 2001
Minneapolis, Minnesota

IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated balance sheets

December 31, ($ thousands)                                                          2000                  1999

Assets
Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $6,471,798; 1999, $7,105,743)                      $ 6,463,613           $ 7,156,292
         Available for sale, at fair value
            (amortized cost: 2000, $12,929,870; 1999, $13,703,137)                 12,399,990            13,049,549
                                                                                   ----------            ----------
                                                                                   18,863,603            20,205,841
     Mortgage loans on real estate                                                  3,738,091             3,606,377
     Policy loans                                                                     618,973               561,834
     Other investments                                                                635,880               506,797
                                                                                      -------               -------
            Total investments                                                      23,856,547            24,880,849
Cash and cash equivalents                                                             316,974                32,333
Amounts recoverable from reinsurers                                                   416,480               327,168
Amounts due from brokers                                                               15,302                   145
Other accounts receivable                                                              42,324                48,578
Accrued investment income                                                             334,928               343,449
Deferred policy acquisition costs                                                   2,951,655             2,665,175
Deferred income taxes, net                                                            136,588               216,020
Other assets                                                                           25,919                33,089
Separate account assets                                                            32,349,347            35,894,732
                                                                                   ----------            ----------
            Total assets                                                          $60,446,064           $64,441,538
                                                                                  ===========           ===========

Liabilities and stockholder's equity Liabilities:
     Future policy benefits:
         Fixed annuities                                                          $19,417,446           $20,552,159
         Universal life-type insurance                                              3,410,871             3,391,203
         Traditional life insurance                                                   232,913               226,842
         Disability income and long-term care insurance                             1,012,247               811,941
     Policy claims and other policyholders' funds                                      52,067                24,600
     Amounts due to brokers                                                           446,347               148,112
     Other liabilities                                                                459,422               579,678
Separate account liabilities                                                       32,349,347            35,894,732
                                                                                   ----------            ----------
            Total liabilities                                                      57,380,660            61,629,267
                                                                                   ----------            ----------
Commitments and contingencies
Stockholder's equity:
     Capital stock, $30 par value per share;
         100,000 shares authorized,
         issued and outstanding                                                         3,000                 3,000
     Additional paid-in capital                                                       288,327               288,327
     Accumulated other comprehensive loss, net of tax:
         Net unrealized securities losses                                            (333,734)             (411,230)
     Retained earnings                                                              3,107,811             2,932,174
                                                                                    ---------             ---------
         Total stockholder's equity                                                 3,065,404             2,812,271
                                                                                    ---------             ---------
            Total liabilities and stockholder's equity                            $60,446,064           $64,441,538
                                                                                  ===========           ===========

See accompanying notes.


IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated statements of income

Three years ended December 31, ($ thousands)                          2000                1999                1998

Revenues
Premiums:
     Traditional life insurance                                   $   56,187          $   53,790          $   53,132
     Disability income and long-term care insurance                  231,311             201,637             176,298
                                                                     -------             -------             -------
            Total premiums                                           287,498             255,427             229,430
     Policyholder and contractholder charges                         438,127             411,994             383,965
     Management and other fees                                       598,168             473,108             401,057
     Net investment income                                         1,730,605           1,919,573           1,986,485
     Net realized (loss) gain on investments                         (16,975)             26,608               6,902
                                                                     -------              ------               -----
            Total revenues                                         3,037,423           3,086,710           3,007,839
                                                                   ---------           ---------           ---------
Benefits and expenses
Death and other benefits:
     Traditional life insurance                                       29,042              29,819              29,835
     Universal life-type insurance and investment contracts          131,467             118,561             108,349
     Disability income and long-term care insurance                   40,246              30,622              27,414
Increase in liabilities for future policy benefits:
     Traditional life insurance                                        5,765               7,311               6,052
     Disability income and long-term care insurance                  113,239              87,620              73,305
Interest credited on universal life-type insurance
     and investment contracts                                      1,169,641           1,240,575           1,317,124
         Amortization of deferred policy acquisition costs           403,968             332,705             382,642
         Other insurance and operating expenses                      336,791             335,180             287,326
                                                                     -------             -------             -------
            Total benefits and expenses                            2,230,159           2,182,393           2,232,047
                                                                   ---------           ---------           ---------
Income before income taxes                                           807,264             904,317             775,792
Income taxes                                                         221,627             267,864             235,681
                                                                     -------             -------             -------
Net income                                                        $  585,637          $  636,453          $  540,111
                                                                  ==========          ==========          ==========
See accompanying notes.


IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated statements of stockholder's equity

                                                                                               Accumulated
                                                                                                  other
                                                    Total                      Additional      comprehensive
                                                stockholder's     Capital        paid-In      (loss) income,    Retained
Three years ended December 31, ($ thousands)       equity          stock         capital        net of tax      earnings

Balance, January 1, 1998                         $2,865,816       $3,000         $290,847      $ 226,359      $2,345,610
Comprehensive income:
     Net income                                     540,111           --               --             --         540,111
     Unrealized holding losses arising
         during the year, net of
         deferred policy acquisition costs
         of $6,333 and taxes of $32,826             (60,964)          --               --        (60,964)             --
     Reclassification adjustment
         for losses included in net income,
         net of tax of ($2,254)                       4,189           --               --          4,189              --
                                                      -----        -----            -----          -----           -----
     Other comprehensive loss                       (56,775)          --               --        (56,775)             --
                                                    -------        -----            -----        -------           -----
Comprehensive income                                483,336           --               --             --              --
Other changes                                        (2,520)          --           (2,520)            --              --
Cash dividends to parent                           (240,000)          --               --             --        (240,000)
                                                   --------        -----            -----          -----        --------

Balance, December 31, 1998                        3,106,632        3,000          288,327        169,584       2,645,721
Comprehensive income:
     Net income                                     636,453           --               --             --         636,453
     Unrealized holding losses arising
         during the year, net of
         deferred policy acquisition costs
         of $28,444 and taxes of $304,936          (566,311)          --               --       (566,311)             --
     Reclassification adjustment
         for gains included in net income,
         net of tax of $7,810                       (14,503)          --               --        (14,503)             --
                                                    -------        -----            -----        -------           -----
     Other comprehensive loss                      (580,814)          --               --       (580,814)             --
                                                   --------        -----            -----       --------           -----
Comprehensive income                                 55,639           --               --             --              --
Cash dividends to parent                           (350,000)          --               --             --        (350,000)
                                                   --------        -----            -----          -----        --------

Balance, December 31, 1999                        2,812,271        3,000          288,327       (411,230)      2,932,174
Comprehensive income:
     Net income                                     585,637           --               --             --         585,637
     Unrealized holding gains arising
         during the year, net of
         deferred policy acquisition costs
         of ($5,154) and taxes of ($46,921)          87,138           --               --         87,138              --
     Reclassification adjustment
         for gains included in net income,
         net of tax of $5,192                        (9,642)          --               --         (9,642)             --
                                                     ------        -----            -----         ------           -----
     Other comprehensive income                      77,496           --               --         77,496              --
                                                     ------        -----            -----         ------           -----
Comprehensive income                                663,133           --               --             --              --
Cash dividends to parent                           (410,000)          --               --             --        (410,000)
                                                   --------        -----            -----          -----        --------
Balance, December 31, 2000                       $3,065,404       $3,000         $288,327      $(333,734)     $3,107,811
                  === ====                       ==========       ======         ========      =========      ==========

See accompanying notes.


IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated statements of cash flows

Years ended December 31, ($ thousands)                                      2000               1999                 1998

Cash flows from operating activities
Net income                                                            $   585,637         $   636,453           $   540,111
Adjustments to reconcile net income to
     net cash provided by operating activities:
         Policy loans, excluding universal life-type insurance:
            Issuance                                                      (61,313)            (56,153)              (53,883)
            Repayment                                                      56,088              54,105                57,902
         Change in amounts recoverable from reinsurers                    (89,312)            (64,908)              (56,544)
         Change in other accounts receivable                                6,254                (615)              (10,068)
         Change in accrued investment income                                8,521              23,125                (9,184)
         Change in deferred policy acquisition costs, net                (291,634)           (140,379)              (10,443)
         Change in liabilities for future policy benefits
            for traditional life, disability income and
            long-term care insurance                                      206,377             153,157               138,826
         Change in policy claims and other policyholders' funds            27,467             (45,709)                1,964
         Deferred income tax provision (benefit)                           37,704              79,796               (19,122)
         Change in other liabilities                                     (120,256)            169,395                64,902
         Amortization of premium, (accretion of discount), net             37,909             (17,907)                9,170
         Net realized loss (gain) on investments                           16,975             (26,608)               (6,902)
         Policyholder and contractholder charges, non-cash               (151,745)           (175,059)             (172,396)
         Other, net                                                        (9,279)             (5,324)               10,786
                                                                           ------              ------                ------
            Net cash provided by operating activities                     259,393             583,369               485,119
                                                                          -------             -------               -------

Cash flows from investing activities Fixed maturities held to maturity:
     Purchases                                                             (4,487)             (3,030)               (1,020)
     Maturities, sinking fund payments and calls                          589,742             741,949             1,162,731
     Sales                                                                 50,067              66,547               236,963
Fixed maturities available for sale:
     Purchases                                                         (1,454,010)         (3,433,128)           (4,100,238)
     Maturities, sinking fund payments and calls                        1,019,403           1,442,507             2,967,311
     Sales                                                              1,237,116           1,691,389               278,955
Other investments, excluding policy loans:
     Purchases                                                           (706,082)           (657,383)             (555,647)
     Sales                                                                435,633             406,684               579,038
Change in amounts due from brokers                                        (15,157)                182                 8,073
Change in amounts due to brokers                                          298,236             (47,294)             (186,052)
                                                                          -------             -------              --------
            Net cash provided by investing activities                   1,450,461             208,423               390,114
                                                                        ---------             -------               -------

Cash flows from financing activities
Activity related to universal life-type insurance
     and investment contracts:
         Considerations received                                        1,842,026           2,031,630             1,873,624
         Surrenders and other benefits                                 (3,974,966)         (3,669,759)           (3,792,612)
         Interest credited to account balances                          1,169,641           1,240,575             1,317,124
Universal life-type insurance policy loans:
         Issuance                                                        (134,107)           (102,239)              (97,602)
         Repayment                                                         82,193              67,881                67,000
Dividends paid                                                           (410,000)           (350,000)             (240,000)
                                                                         --------            --------              --------
            Net cash used in financing activities                      (1,425,213)           (781,912)             (872,466)
                                                                       ----------            --------              --------
Net increase in cash and cash equivalents                                 284,641               9,880                 2,767
Cash and cash equivalents at beginning of year                             32,333              22,453                19,686
                                                                           ------              ------                ------
Cash and cash equivalents at end of year                              $   316,974         $    32,333           $    22,453
                                                                      ===========         ===========           ===========
See accompanying notes


IDS Life Insurance Company
-------------------------------------------------------------------------------

Notes to Consolidated Financial Statements

($ thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs effect and deferred taxes.

The retrospective interest method is used for income recognition on investments in structured notes and residual beneficial interests in securitized financial assets.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment  of mortgage  loans is  measured  as the excess of a loan's  recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

IDS Life Insurance Company
-------------------------------------------------------------------------------

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

The Company may purchase and write index options to hedge the fee income earned on the management of equity securities in separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments or other liabilities, as appropriate. Gains or losses on index options that qualify as hedges are deferred and recognized in management and other fees in the same period as the hedged fee income.

The Company also uses index options to manage the risks related to a certain annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. Purchased options used in conjunction with this product are reported in other investments and written options are included in other liabilities. The amortization of the cost of purchased options, the proceeds of written options and the changes in intrinsic value of the contracts are included in net investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:

                                          2000          1999          1998
Cash paid during the year for:
Income taxes                          $225,704      $214,940      $215,003
Interest on borrowings                   3,299         4,521        14,529

Recognition of profits on annuity contracts and insurance policies
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using primarily the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000 and 1999, unlocking adjustments resulted in a net decrease in amortization of $12,300 and $56,800, respectively. Net unlocking adjustments in 1998 were not significant.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Reinsurance
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains only 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $41,059 and $852 receivable from, respectively, AEFC for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

IDS Life Insurance Company
-------------------------------------------------------------------------------

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sales.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The company does not expect SFAS No. 140 to have a material impact on the company's financial position or results of operations.

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The rule primarily affects certain AEFA high-yield investments contained in off-balance sheet trusts whose cash flows have been negatively effected by credit experience. As of January 1, 2001, the rule would require AEFA to adjust the carrying amount of these investments downward by approximately $30 milllion through recognition of an impairment charge.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentations.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 2000 are as follows:

                                                         Gross           Gross
                                        Amortized     unrealized      unrealized           Fair
Held to maturity                          cost           gains          losses             value
U.S. Government agency obligations     $   38,302       $  3,455      $     80         $   41,677
State and municipal obligations             7,678             16            --              7,694
Corporate bonds and obligations         5,248,517        111,466       114,330          5,245,653
Mortgage-backed securities              1,169,116          9,130         1,472          1,176,774
                                        ---------          -----         -----          ---------
                                       $6,463,613       $124,067      $115,882         $6,471,798
                                       ==========       ========      ========         ==========


                                                         Gross           Gross
                                      Amortized       unrealized      unrealized           Fair
Available for sale                      cost             gains          losses             value
U.S. Government agency obligations    $    96,408       $  6,134      $    268        $   102,274
State and municipal obligations            12,848            247            --             13,095
Corporate bonds and obligations         7,586,423        123,691       693,303          7,016,811
Mortgage-backed securities              5,234,191         57,697        24,078          5,267,810
                                        ---------         ------        ------          ---------
Total fixed maturities                 12,929,870        187,769       717,649         12,399,990
Equity securities                          11,829             --         1,496             10,333
                                           ------        -------         -----             ------
                                      $12,941,699       $187,769      $719,145        $12,410,323
                                      ===========       ========      ========        ===========


IDS Life Insurance Company
-------------------------------------------------------------------------------


The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1999 are as follows:

                                                          Gross          Gross
                                       Amortized       unrealized     unrealized            Fair
Held to maturity                         cost             gains         losses              value
U.S. Government agency obligations      $   37,613        $   236        $  2,158       $   35,691
State and municipal obligations              9,681            150              --            9,831
Corporate bonds and obligations          5,713,475         91,571         113,350        5,691,696
Mortgage-backed securities               1,395,523          4,953          31,951        1,368,525
                                         ---------          -----          ------        ---------
                                        $7,156,292        $96,910        $147,459       $7,105,743
                                        ==========        =======        ========       ==========


                                                          Gross           Gross
                                        Amortized      unrealized      unrealized           Fair
Available for sale                        cost            gains          losses             value
U.S. Government agency obligations     $    46,325        $   612        $  2,231      $    44,706
State and municipal obligations             13,226            519             191           13,554
Corporate bonds and obligations          7,960,352         60,120         560,450        7,460,022
Mortgage-backed securities               5,683,234          9,692         161,659        5,531,267
                                         ---------          -----         -------        ---------
Total fixed maturities                  13,703,137         70,943         724,531       13,049,549
Equity securities                            3,000             16              --            3,016
                                             -----             --           -----            -----
                                       $13,706,137        $70,959        $724,531      $13,052,565
                                       ===========        =======        ========      ===========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                    Amortized                Fair
Held to maturity                      cost                   value
Due from one to five years          $2,930,737            $2,935,736
Due from five to ten years           1,807,979             1,800,940
Due in more than ten years             555,781               558,348
Mortgage-backed securities           1,169,116             1,176,774
                                     ---------             ---------
                                    $6,463,613            $6,471,798
                                    ==========            ==========


                                    Amortized                Fair
Available for sale                    cost                   value
Due from one to five years         $   420,233           $   464,106
Due from five to ten years           4,675,249             4,266,932
Due in more than ten years           2,600,197             2,401,142
Mortgage-backed securities           5,234,191             5,267,810
                                     ---------             ---------
                                   $12,929,870           $12,399,990
                                   ===========           ===========

During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $53,169, $68,470 and $230,036, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Fixed maturities available for sale were sold during 2000 with proceeds of $1,237,116 and gross realized gains and losses of $25,101 and $10,267, respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $1,691,389 and gross realized gains and losses of $36,568 and $14,255, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $278,955 and gross realized gains and losses of $15,658 and $22,102, respectively.

At December 31, 2000, bonds carried at $14,472 were on deposit with various states as required by law.

IDS Life Insurance Company
-------------------------------------------------------------------------------

IDS Life Insurance Company
At December 31, 2000, investments in fixed maturities comprised 79 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $3.5 billion which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                       2000                  1999
Aaa/AAA                 $ 6,559,188           $ 7,144,280
Aaa/AA                       32,001                 1,920
Aa/AA                       220,446               301,728
Aa/A                        327,147               314,168
A/A                       2,494,621             2,598,300
A/BBB                       747,636             1,014,566
Baa/BBB                   5,828,847             6,319,549
Baa/BB                      287,583               348,849
Below investment grade    2,896,014             2,816,069
                          ---------             ---------
                        $19,393,483           $20,859,429
                        ===========           ===========

At December 31, 2000, 88 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 16 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                               December 31, 2000         December 31, 1999
                          On balance   Commitments   On balance     Commitments
Region                       sheet     to purchase      sheet       to purchase
East North Central         $  691,694    $18,868     $  715,998      $ 10,380
West North Central            564,576      7,621        555,635        42,961
South Atlantic                884,723      7,667        867,838        23,317
Middle Atlantic               378,702     13,813        428,051         1,806
New England                   279,147      4,604        259,243         4,415
Pacific                       318,727        921        238,299         3,466
West South Central            173,158     28,548        144,607         4,516
East South Central             49,176      2,763         43,841            --
Mountain                      409,677     10,209        381,148         9,380
                              -------     ------        -------         -----
                            3,749,580     95,014      3,634,660       100,241
Less allowance for losses      11,489         --         28,283            --
                               ------      -----         ------         -----
                           $3,738,091    $95,014     $3,606,377      $100,241
                           ==========    =======     ==========      ========


                                  December 31, 2000     December 31, 1999
                          On balance  Commitments   On balance      Commitments
Property type                sheet    to purchase      sheet        to purchase
Department/retail stores  $1,174,763    $11,130     $1,158,712       $ 33,829
Apartments                   780,228         --        887,538         11,343
Office buildings           1,085,948     59,941        931,234         26,062
Industrial buildings         323,766     23,943        309,845          5,525
Hotels/motels                100,680         --        103,625             --
Medical buildings            128,101         --        114,045             --
Nursing/retirement homes      49,822         --         45,935             --
Mixed use                     87,537         --         66,893             --
Other                         18,735         --         16,833         23,482
                              ------      -----         ------         ------
                           3,749,580     95,014      3,634,660        100,241
Less allowance for losses     11,489         --         28,283             --
                              ------      -----         ------          -----
                          $3,738,091    $95,014     $3,606,377       $100,241
                          ==========    =======     ==========       ========

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $24,999 and $21,375, respectively, with allowances of $4,350 and $5,750, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $27,063 and $23,815, respectively.

IDS Life Insurance Company
-------------------------------------------------------------------------------

The Company recognized  $1,033,  $1,190 and $1,809 of interest income related to
impaired  loans  for  the  years  ended   December  31,  2000,   1999  and  1998
respectively.

The following table presents changes in the allowance for losses related to all loans:

                                                 2000      1999       1998
Balance, January 1                            $ 28,283    $39,795    $38,645
Provision (reduction) for investment losses    (14,894)    (9,512)     7,582
Loan payoffs                                    (1,200)      (500)      (800)
Foreclosures and writeoffs                        (700)    (1,500)    (5,632)
                                                  ----     ------     ------
Balance, December 31                           $11,489    $28,283    $39,795
                                               =======    =======    =======

At December 31, 2000, the Company had no commitments to purchase investments other than mortgage loans.

Net investment income for the years ended December 31 is summarized as follows:

                                       2000            1999             1998
Interest on fixed maturities     $1,473,560      $1,598,059       $1,676,984
Interest on mortgage loans          286,611         285,921          301,253
Other investment income               1,750          70,892           43,518
Interest on cash equivalents          8,084           5,871            5,486
                                      -----           -----            -----
                                  1,770,005       1,960,743        2,027,241
Less investment expenses             39,400          41,170           40,756
                                     ------          ------           ------
                                 $1,730,605      $1,919,573       $1,986,485
                                 ==========      ==========       ==========

Net realized (loss) gain on investments for the years ended December 31 is summarized as follows:

                           2000                1999               1998
Fixed maturities       $(34,857)            $ 8,802            $ 9,946
Mortgage loans           15,845              10,211             (5,933)
Other investments         2,037               7,596              2,889
                          -----               -----              -----
                       $(16,975)            $26,608            $ 6,902
                       ========             =======            =======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                          2000            1999           1998
Fixed maturities available for sale    $99,706       $(921,778)      $(93,474)
Equity securities                       (1,428)           (142)          (203)
                                        ------            ----           ----

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. The income tax expense (benefit) for the years ended December 31 consists of the following:

                                  2000               1999               1998
Federal income taxes:
Current                        $176,397            $178,444           $244,946
Deferred                         37,704              79,796            (16,602)
                                 ------              ------            -------
                                214,101             258,240            228,344
State income taxes-current        7,526               9,624              7,337
                                  -----               -----              -----
Income tax expense             $221,627            $267,864           $235,681
                               ========            ========           ========

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                              2000                      1999                        1998
                                                     Provision      Rate       Provision      Rate         Provision      Rate
Federal income taxes based on the statutory rate      $282,542      35.0%        $316,511     35.0%         $271,527      35.0%
Tax-excluded interest and dividend income               (3,788)     (0.5)          (9,626)    (1.1)          (12,289)     (1.6)
State taxes, net of federal benefit                      4,892       0.6            6,256      0.7             4,769       0.6
Affordable housing credits                             (54,569)     (6.8)         (31,000)    (3.4)          (19,688)     (2.5)
Other, net                                              (7,450)     (0.8)         (14,277)    (1.6)           (8,638)     (1.1)
                                                        ------      ----          -------     ----            ------      ----
Total income taxes                                    $221,627      27.5%        $267,864     29.6%         $235,681      30.4%
                                                      ========      ====         ========     ====          ========      ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 2000, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

IDS Life Insurance Company
-------------------------------------------------------------------------------

IDS Life Insurance Company

Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                          2000          1999
Deferred tax assets:
Policy reserves                                       $730,239      $733,647
Unrealized loss on available for sale investments      179,702       221,431
Investments, other                                      34,600         1,873
Life insurance guaranty fund assessment reserve          1,365         4,789
                                                         -----         -----
Total deferred tax assets                              945,906       961,740
                                                       -------       -------
Deferred tax liabilities:
Deferred policy acquisition costs                      796,292       740,837
Other                                                   13,026         4,883
                                                        ------         -----
Total deferred tax liabilities                         809,318       745,720
                                                       -------       -------
Net deferred tax assets                               $136,588      $216,020
                                                      ========      ========

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,527,543 as of December 31, 2000 and $1,693,356 as of December 31, 1999 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 2001 in excess of approximately $344,973 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                     2000            1999            1998
Statutory net income           $  344,973      $  478,173      $  429,903
Statutory capital and surplus   1,778,306       1,978,406       1,883,405
                                ---------       ---------       ---------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. Management believes the impact of these changes to the Company's and its subsidiaries' stautory-basis capital and surplus as of January 1, 2001 will not be significant.

5. RELATED PARTY TRANSACTIONS
The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 2000 and 1999. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil in 2000, 1999 and 1998.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $250, $223 and $211 in 2000, 1999 and 1998, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2000, 1999 and 1998 were $1,707, $1,906 and $1,503, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The Company's share of postretirement benefits in 2000, 1999 and 1998 was $1,136, $1,147 and $1,352, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $582,836, $485,177 and $411,337 for 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

IDS Life Insurance Company
-------------------------------------------------------------------------------

6. COMMITMENTS AND CONTINGENCIES
At December 31, 2000, 1999 and 1998, traditional life insurance and universal life-type insurance in force aggregated $98,060,472, $89,271,957 and $81,074,928 respectively, of which $17,429,851, $8,281,576 and $4,912,313 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $89,506, $76,970 and $66,378 and reinsurance recovered from reinsurers amounted to $32,500, $27,816, and $20,982 for the years ended December 31, 2000, 1999 and
1998, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in all three of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

The Company is named as a defendant in various other lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of these lawsuits, taken in aggregate should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of these audits

7. LINES OF CREDIT
The Company has available lines of credit with its parent aggregating $200,000 ($100,000 committed and $100,000 uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $50,000 uncommitted at December 31, 2000 and 1999, respectively.

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

IDS Life Insurance Company
-------------------------------------------------------------------------------
The Company's holdings of derivative financial instruments are as follows:

                                  Notional or
                                   contract    Carrying      Fair   Total credit
December 31, 2000                   amount      amount       value    exposure
Assets:
     Interest rate caps           $1,500,000   $ 6,127     $  1,174    $ 1,174
     Interest rate floors          1,000,000       121          531        531
     Options purchased               265,848    44,139       51,701     51,701
     Financial futures purchased           5        --        7,209         --
Liabilities:
     Options written                 104,324    (3,098)      (4,138)        --
     Financial futures sold                7        --        9,011         --
Off balance sheet:
     Interest rate swaps           1,000,000        --      (10,942)        --
                                   ---------      ----      -------       ----
                                               $47,289     $ 54,546    $53,406
                                               =======     ========    =======

December 31, 1999 Assets:
     Interest rate caps           $2,500,000   $ 9,685     $ 12,773    $12,773
     Interest rate floors          1,000,000       602          319        319
     Options purchased               180,897    49,789       61,745     61,745
Liabilities:
     Options purchased/written        43,262    (1,677)      (2,402)        --
Off balance sheet:
     Interest rate swaps           1,267,000        --      (17,582)        --
                                   ---------      ----      -------       ----
                                               $58,399     $ 54,853    $74,837
                                               =======     ========    =======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps, floors and swaps expire on various dates from 2001 to 2003. The purchased and written options expire on various dates from 2001 to 2006.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

The Company also uses interest rate swaps to manage interest rate risk related to the level of fee income earned on the management of fixed income securities in separate accounts and the underlying mutual funds. The amount of fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, changing interest rate conditions could impact the Company's fee income significantly. The Company entered into interest rate swaps to hedge anticipated fee income for 2000 related to separate accounts and mutual funds which invest in fixed income securities. Interest was reported in management and other fees.

The Company offers an annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging its obligation under the provisions of this product, the Company purchases financial futures and purchases and writes options on the major stock market index.

The Company also writes financial futures and purchases and writes options to manage the equity market risk related to seed money the Company has invested in certain separate accounts and the underlying mutual funds.

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by fluctuations in the equity market. The Company entered into index option collars (combination of puts and calls) to hedge anticipated fee income for 2000 and 1999 related to separate accounts and mutual funds which invest in equity securities. Testing demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. At December 31, 2000, deferred gains on purchased put and written call index options were $1,005 and $449, respectively. At December 31, 1999, there were no deferred gains or losses on purchased put or written call index options.

IDS Life Insurance Company
-------------------------------------------------------------------------------

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                        2000                                      1999
                                                          Carrying                 Fair              Carrying              Fair
Financial Assets                                            value                  value               value               value
Investments:
     Fixed maturities (Note 2):
         Held to maturity                                $ 6,463,613           $ 6,471,798         $ 7,156,292        $ 7,105,743
         Available for sale                               12,399,990            12,399,990          13,049,549         13,049,549
     Mortgage loans on real estate (Note 2)                3,738,091             3,821,825           3,606,377          3,541,958
     Other:
         Equity securities (Note 2)                           10,333                10,333               3,016              3,016
         Derivative financial Instruments (Note 8)            50,387                60,615              60,076             74,837
         Other                                                 1,130                 1,130               2,258              2,258
Cash and cash equivalents (Note 1)                           316,974               316,974              32,333             32,333
Separate account assets (Note 1)                          32,349,347            32,349,347          35,894,732         35,894,732
Financial Liabilities
Future policy benefits for fixed annuities               $18,020,824           $17,479,187         $19,189,170        $18,591,859
     Derivative financial instruments (Note 8)                 3,098                 6,069               1,677             19,984
Separate account liabilities                              28,791,949            27,822,667          31,869,184         31,016,081
                                                          ----------            ----------          ----------         ----------

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,300,018 and $1,270,094, respectively, and policy loans of $96,603 and $92,895, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

At December 31, 2000 and 1999, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $3,557,398 and $4,025,548, respectively.

S-6402 R (5/01)

IDS LIFE INSURANCE COMPANY                               [AMERICAN EXPRESS LOGO]
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919